UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 23, 2015 (January 7, 2015)
_____________________
 VERSO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 VERSO PAPER HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (zip code)
(901) 369-4100
(Registrant’s telephone number, including area code)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On January 7, 2015, Verso Corporation, or “Verso,” and Verso Paper Holdings LLC, or “Verso Holdings,” filed with the Securities and Exchange Commission, or the “SEC,” a current report on Form 8-K, or the “Initial 8‑K,” to report, among other things, the consummation of the acquisition by Verso of NewPage Holdings Inc., or “NewPage.” This Amendment No. 1 to the Initial 8-K, or “Form 8-K/A,” amends and supplements Item 9.01 of the Initial 8-K by providing the audited consolidated financial statements of NewPage and its predecessor, NewPage Corporation, as of December 31, 2014 and 2013, and for the three years ended December 31, 2014, and the unaudited pro forma condensed combined financial information of Verso and Verso Holdings described below, which were not filed with the Initial 8-K and are permitted to be filed by amendment no later than 71 calendar days after the Initial 8-K was required to be filed with the SEC.

(a)    Financial Statements of Business Acquired
The audited consolidated financial statements of NewPage, and its predecessor, NewPage Corporation, as of December 31, 2014 and 2013, and for the three years ended December 31, 2014, are included as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference into this Item 9.01(a).
(b)    Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of Verso and Verso Holdings, giving effect to the acquisition of NewPage, is included as Exhibit 99.2 to this Form 8-K/A and is incorporated by reference into this Item 9.01(b).
(d)    Exhibits
The following exhibits are included with this report:

Exhibit
Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of NewPage Holdings Inc. and its predecessor, NewPage Corporation, as of December 31, 2014 and 2013, and for the three years ended December 31, 2014.
99.2	Unaudited pro forma condensed combined financial information of Verso Corporation and Verso Paper Holdings LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2015

VERSO CORPORATION

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of NewPage Holdings Inc. and its predecessor, NewPage Corporation, as of December 31, 2014 and 2013, and for the three years ended December 31, 2014.
99.2	Unaudited pro forma condensed combined financial information of Verso Corporation and Verso Paper Holdings LLC.